                                                             EXHIBIT (h)(15)(c)

                              AMENDMENT NO. 4 TO
                            PARTICIPATION AGREEMENT

   American General Life Insurance Company, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. hereby amend the Participation Agreement made and entered into as of December 10, 2004 as follows:

   Schedule A is hereby deleted in its entirety and replaced with the Schedule A attached hereto.

   IN WITNESS WHEREOF, the parties have hereunto affixed their respective authorized signatures, intending that this Amendment No. 4 be effective as of the 15th day of September, 2008 except as otherwise indicated in Schedule A hereto.

AMERICAN GENERAL LIFE INSURANCE COMPANY

                                         ATTEST:

By:                                      By:
        -------------------------------          -----------------------------
Name:                                    Name:
        -------------------------------          -----------------------------
Title:                                   Title:
        -------------------------------          -----------------------------
                                                 (Corporate Seal)

PIONEER VARIABLE CONTRACTS TRUST,
On behalf of the Portfolios
By its authorized officer and not
individually,

By:
        -------------------------------
Name:
        -------------------------------
Title:
        -------------------------------

PIONEER INVESTMENT MANAGEMENT, INC.
By its authorized officer,

By:
        -------------------------------
Name:
        -------------------------------
Title:
        -------------------------------

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                                  SCHEDULE A

                      ACCOUNTS, CONTRACTS AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT
   (Effective as of September 15, 2008, except as otherwise indicated below)

Name of Separate
Account and Date                                          Portfolios and
Established by Board of       Contracts Funded           Class of Shares
Directors                    By Separate Account      Available to Contracts
-----------------------   -------------------------  ------------------------
American General Life     Platinum Investor          Pioneer Fund VCT
Insurance Company         Variable Annuity           Portfolio (Class I)
Separate Account D,                                  Pioneer Growth
established November 19,                             Opportunities VCT
1973                                                 Portfolio (Class I)

American General Life     Platinum Investor          Pioneer Mid Cap Value
Insurance Company         Immediate Variable         VCT Portfolio (Class I)
Separate Account D,       Annuity (effective as of
established November 19,  May 1, 2006)
1973

American General Life     Corporate America          Pioneer Growth
Insurance Company         Variable Life Insurance    Opportunities VCT
Separate Account          Policies /1/               Portfolio (Class I)
VL-R, established May 6,                             Pioneer Mid Cap Value
1997                                                 VCT Portfolio (Class I)

American General Life     Platinum Investor I        Pioneer Fund VCT
Insurance Company         Variable Life Insurance    Portfolio (Class I)
Separate Account          Policies                   Pioneer Growth
VL-R, established May 6,                             Opportunities VCT
1997                      Platinum Investor          Portfolio (Class I)
                          Survivor Variable Life
                          Insurance Policies

American General Life     Platinum Investor II       Pioneer Fund VCT
Insurance Company         Variable Life Insurance    Portfolio (Class I)
Separate Account          Policies /2/               Pioneer Growth
VL-R, established May 6,                             Opportunities VCT
1997                      Platinum Investor III      Portfolio (Class I)
                          Variable Life Insurance    Pioneer Mid Cap Value
                          Policies /2/               VCT Portfolio (Class I)

                          Platinum Investor PLUS
                          Variable Life Insurance
                          Policies /2/

                          Platinum Investor
                          Survivor II Variable Life
                          Insurance Policies /2/

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

Name of Separate
Account and Date                                          Portfolios and
Established by Board of       Contracts Funded           Class of Shares
Directors                    By Separate Account      Available to Contracts
-----------------------   -------------------------  ------------------------

American General Life     Platinum Investor IV       Pioneer Mid Cap Value
Insurance Company         Variable Life Insurance    VCT Portfolio (Class I)
Separate Account          Policies (effective as of
VL-R, established May 6,  May 1, 2006)
1997
                          Platinum Investor
                          FlexDirector Variable
                          Life Insurance Policies
                          (effective as of May 1,
                          2006)

                          Platinum Investor VIP
                          Variable Life Insurance
                          Policies

                          AIG Corporate Investor
                          Variable Life Insurance
                          Policies (effective as of
                          August 31, 2007)

                          AIG Income Advantage VUL
                          Variable Life Insurance
                          Policies
                          (effective as of
                          October 1, 2007)

                          AIG Protection Advantage
                          VUL Variable Life
                          Insurance Policies
                          (effective as of
                          February 1, 2008)

                          AIG Income Advantage
                          Select Variable Life
                          Insurance Policies
                          (effective as of
                          September 15, 2008)

American General Life     American General           Pioneer Fund VCT
Insurance Company         Signature Products         Portfolio (Class I)
Separate Account                                     Pioneer Growth
VL-U LIS, established                                Opportunities VCT
October 19, 1998                                     Portfolio (Class I)

/1/  Effective August 31, 2007, the Pioneer Mid Cap Value VCT Portfolio (Class
     I) was added as an investment option to this contract.

/2/ Effective May 1, 2006, the Pioneer Mid Cap Value VCT Portfolio (Class I) was added as an investment option to this contract.

                                      3